UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1. Investment Company Act File Number: 811-23159

Date of Notification:  March 27, 2020

2. Exact name of Investment Company as specified in registration statement:

Griffin Institutional Access Credit Fund

3. Address of principal executive office: (number, street, city, state, zip code)

Griffin Capital Plaza

1520 E. Grand Avenue

El Segundo, CA 90245

4. Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/Randy Anderson
Randy Anderson
Secretary

GRIFFIN INSTITUTIONAL ACCESS® CREDIT FUND	SPRING 2020

Investor Update

Class I Shares (NASDAQ: CRDIX)
Through 2/29/20
Since Inception Performance[1,2]
Cumulative Return	15.52%
Annualized Return	5.07%
Portfolio Diversification[3]
444 Portfolio Companies[4]
35 Different Industries[4,5]
75% Floating Rate Securities[6]
72% Invested in Senior Secured Credit[7]

Randy I. Anderson,

Ph.D., CRE

President

Griffin Capital Asset

Management Company

Founding Partner

Griffin Institutional Access

Credit Fund

March 27, 2020

Dear Fellow Shareholders,

We are pleased to present the Spring 2020 Investor Update for Griffin Institutional Access® Credit Fund (the “Fund”). We greatly appreciate the support of our shareholders and will remain true to our stated investment objective of generating a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets.

The Fund’s sub-adviser—BCSF Advisors, LP, an affiliate of Bain Capital Credit, LP—has continued to construct a well-diversified alternative credit portfolio. The portfolio composition is ultimately determined through both fundamental quantitative and qualitative analysis to determine what we believe is the optimal mix of securities across global markets with the potential to deliver the best risk-adjusted returns for investors.

From the Fund’s inception on April 3, 2017 through February 29, 2020, the Fund’s Class I shares (NASDAQ: CRDIX) generated a(n):

•  Total cumulative return of 15.52% and a 5.07% annualized return2

•  Sharpe Ratio of 1.072

•  Standard Deviation of 3.07%2

•  Alpha of 1.71%2

•  Beta of 0.172

As the world continues to monitor the COVID-19 (coronavirus) pandemic and the associated risks and disruptions, we assure you that our portfolio management team is functioning at a high level and we remain focused on the markets. Although it is impossible to fully understand the long-term implications of the coronavirus, and the associated economic uncertainty and volatility, this is not the first time we have experienced market downturns and we remain focused on managing risk and uncovering investment opportunities.

Past performance is no guarantee of future results. All metrics are based on Class I shares. The Fund offers five share classes: CRDTX – Class A, CGCCX – Class C, CRDFX - Class F, CRDIX – Class I, and CRDLX – Class L. Class F shares are offered only pursuant to the Fund’s dividend reinvestment policy. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at www.griffincapital.com.

FUND PERFORMANCE SINCE INCEPTION

(4/3/17 TO 2/29/20)2

Growth of a Hypothetical $10,000

Investment Since Fund Inception

Time Period 4/3/17 to 2/29/20

PERFORMANCE2

As of February 29, 2020

Class I Share - CRDIX
1 Year	5.19%
Annualized Return Since Inception (4/3/17)	5.07%
Cumulative Return Since Inception (4/3/17)	15.52%

Past performance is not a guarantee of future results. All metrics are based on Class I shares. The Fund offers five share classes: CRDTX – Class A, CGCCX – Class C, CRDFX - Class F, CRDIX – Class I, and CRDLX – Class L. Class F shares are offered only pursuant to the Fund’s dividend reinvestment policy. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at www.griffincapital.com. From the Fund’s inception on 4/3/17 to 2/29/20, the S&P/LSTA Leveraged Loan Index had an annualized return of 3.79% and the Bloomberg Barclays U.S. Aggregate Bond Index had an annualized return of 5.18%. As of 2/29/20, the S&P/LSTA Leveraged Loan Index had a one year return of 3.48% and the Bloomberg Barclays U.S. Aggregate Bond Index had a one year return of 11.68%. You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance, nor does it represent actual performance of the Fund’s Adviser or Sub-Adviser.

2

Market Backdrop8

The COVID-19 pandemic is driving volatility in markets and economies across the world. Uncertainty regarding the potential duration and magnitude of the coronavirus’ impact, has led to a rapid reset in growth expectations over the next two quarters and beyond. Global equity markets have been extremely volatile, including multiple instances of “circuit breaker” triggers halting trading. U.S. large-cap equities are down over 25% year-to-date while small caps have traded 40% lower to start the year. Though not nearly as volatile as stocks, credit is also exhibiting unprecedented price movements. High-yield bonds and loans are down -16.2% and -14.8%, respectively, this year, while collateralized loan obligation (CLO) assets are testing multi-year lows.9

At the industry level, there are several sectors that are at the epicenter of the sell-off, notably commodity-related companies, transportation businesses, leisure companies, and retailers. Selling pressure has also spread to sectors outside of this cohort as the reality of significant disruptions in day-to-day business operations generally leaves very few companies unscathed. As the volatility extends, we are seeing evidence of sellers in need of liquidity selling what they can, not what they want.

When thinking about the current market environment and how it will affect the Fund, we believe it is appropriate to frame the discussion in three parts:

1.	How the Fund was positioned heading into the sell-off.
2.	What the portfolio management team is doing to reposition the portfolio to prepare for a wide range of potential outcomes.
3.	Go-forward expectations for the Fund and credit as a whole.

Fund Positioning Heading into 2020

Coming into 2020, it would have been difficult to predict that a global pandemic or a conflict amongst major oil producers would throw the global markets and economies into a tailspin. That said, we spoke at length in many forums about the extended length of the current cycle and the fragility we saw within broader markets. As a result, the Fund has been positioned for higher levels of volatility for quite some time. Within the portfolio we emphasized liquidity, seniority, and diversification over the last several quarters. Specifically, we owned close to 400 portfolio companies in the portfolio with approximately 62% of the Fund in senior secured first-lien debt as of December 31, 2019.7 In addition, the portfolio has been overweight defensive industries, such as Aerospace & Defense and High-Tech Industries5, and underweight economically sensitive sectors such as energy, travel (including airlines), and consumer cyclicals. Fortunately, these industry and asset allocation decisions have largely served us well in recent days, both from performance and trading perspectives.

How Are We Reacting?

We are not calling the bottom, nor are we buying just because assets appear cheap. Instead, our team is working tirelessly to understand the potential COVID-19 impact on markets, economies, and companies around the world. Specifically, we have been re-underwriting our entire portfolio with new downside cases to reflect the sharp expected decline in economic activity. This has given us insight into which companies are at the most risk of default in today’s environment and which companies we believe should survive most downside scenarios. We believe these insights are invaluable in markets when selling is indiscriminate and securities prices of good and bad companies trade on top of one another. In the Fund, we are focused on generating liquidity by selling assets we believe may still have additional downside in favor of high-quality names that have sold off well beyond what we view as a reasonable price. We continue to monitor the structured credit market, which is beginning to present some attractive buying opportunities, particularly in senior portions of the capital structure. Importantly, we remain patient. Preservation of shareholder capital is of utmost importance. We are taking a methodical approach to buying and selling and only acting when we believe the risk/reward tradeoff is strongly in our favor. With this approach and the efforts of our deep team of industry experts, we feel we will be in a position of strength when greater clarity of the situation emerges.

3

What Does It Mean for the Fund and Credit?

In times like these, we are reminded of the benefits of diversification. During periods of stress, we often see rapidly changing valuations, which generally leads to shifts in relative value between sectors and liquidity profiles. With the variety of credit instruments within our “tool-kit,” we can take advantage of these pricing dynamics. Strategies with a single-asset focus or portfolios concentrated in illiquid sectors are typically unable to do this. For example, we have intentionally been underweight private credit in the Fund. While private credit can help damper volatility during stressful times, rotating out of private credit assets and purchasing deeply discounted liquid credits is usually difficult or impossible to do. Due to this illiquidity, yields in the syndicated market tend to widen more quickly than in the middle market. Eventually, we believe private credit markets will adjust to the new pricing environment, and we will be prepared to take advantage and lend to companies on attractive terms. The value of the interval fund structure is particularly evident in today’s markets. While mutual funds are having to raise cash to meet daily redemptions, we can be providers of liquidity.

Looking ahead, we are beginning to see opportunities in credit that we have not seen in quite some time. High-yield bond spreads have now surpassed levels seen during the energy crisis in 2015/2016 and are more than halfway toward the levels experienced during the Great Financial Crisis (GFC). When looking at historical performance following periods when high-yield spreads surpassed 800 basis points (bps), the results are powerful – high yield has generated positive returns over subsequent 12 month periods in all but one instance. We can look at the most recent example from January 2016 – investors had opportunities to earn outsized total returns over the following 12 and 24 month periods had they bought high-yield bonds when spreads crossed 800 bps.10 We should point out that high-yield spreads are well wide of 800 bps today and have surpassed 1000 bps for the first time since May 2009.11 This is not to say spreads may not move wider from here, but we believe there is significant value to be had in credit today, particularly for patient capital.

We will continue to monitor the growth and severity of the coronavirus as well as changes in macroeconomic conditions. While we are certainly living through an unprecedented time, both Griffin Capital and Bain Capital Credit experienced the dot-com era, 9/11, and the GFC, and as such we are not strangers to volatility. We believe there will be attractive return opportunities as a result of this period of stress, for which we believe the Fund is well positioned. We remain vigilant in preserving shareholder capital. Thank you for your continued confidence in our active management of the Fund in these volatile market conditions.

Sincerely,

Randy I. Anderson, Ph.D., CRE

President, Griffin Capital Asset Management Company, LLC

Founding Partner, Griffin Institutional Access Credit Fund

Griffin Institutional Access Credit Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets.

The Fund is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop.

4

GLOSSARY

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile. The S&P 500 is used as the benchmark for alpha in this investor update.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point: One basis point is equal to 1/100th of a 1%, or 0.01%.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index. The S&P 500 is used as the benchmark for beta in this investor update.

Bloomberg Barclays US Aggregate Bond Index: Measures the performance of the US investment grade bond market.

Bond: A debt instrument, also considered a loan, that an investor makes to a corporation, government, federal agency or other organization (known as an issuer) in which the issuer typically agrees to pay the owner the amount of the face value of the bond on a future date, and to pay interest at a specified rate at regular intervals.

Collateralized Loan Obligation (CLO): A security backed by a pool of commercial or personal loans, structured so there are several classes of bondholders with varying maturities, called tranches.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities have moved in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

High-Yield Bond: A bond issued by an issuer that is considered a credit risk by a Nationally Recognized Statistical Rating Organization, as indicated by a low bond rating (e.g., “Ba” or lower by Moody’s Investors Services, or “BB” or below by Standard & Poor’s Corporation). Because of this risk, a high-yield bond generally pays a higher return (yield) than a bond with an issuer that carries lower default risk. Also known as a “junk” bond.

ICE Bank of America Merrill Lynch US High Yield Index: Tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

Russell 2000 Index: Measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

S&P/LSTA Leveraged Loan Index (LSTA): A daily total return index that uses mark-to-market pricing to calculate market value change. It tracks, on a real-time basis, the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the LSTA represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk-free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average 3 month U.S. Treasury T-bill auction was used as the risk free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

5

IMPORTANT DISCLOSURES

This is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Griffin Institutional Access Credit Fund (the “Fund”). This and other important information about the Fund is contained in the prospectus, which can be obtained by contacting your financial advisor or visiting www.griffincapital.com. Please read the prospectus carefully before investing.

All Morningstar calculations and metrics are based on monthly data. Performance reflects management fees and other expenses. Performance uses the Class I share (NASDAQ: CRDIX) of Griffin Institutional Access Credit Fund. Investors of the Class I share do not pay a front-end sales charge/load. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, and performance for each share class are different.

Past performance is not a guarantee of future results. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.griffincapital.com or by calling 888.926.2688.

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions.

The Fund’s inception date was April 3, 2017. Per the Fund’s prospectus dated November 15, 2019, the total annual expense ratio (after fee waiver and reimbursement) is 2.36% for Class I shares. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. The Adviser and Fund have entered into an expense limitation agreement until at least November 15, 2020 under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent that they exceed 2.35% for Class I shares, subject to possible recoupment from the Fund in future years. Separate of the expense limitation agreement, commencing on August 26, 2019, the Adviser voluntarily absorbs Fund expenses in excess of 1.25% and will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. Prior to August 26, 2019 and since the commencement of the operations of the Fund, the Adviser has borne all of the operating expenses of the Fund and waived its entire management fee. Without the waiver the expenses would have been higher. Fund returns would have been lower had expenses, such as management fees, not been waived during the period. The Fund return does not reflect the deduction of all fees, including third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of voluntary expense support provided by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors. Fund distributions would have been lower had expenses, such as management fees, not been waived during the period and the Adviser is under no obligation to continue its voluntary expense support for any specified period of time. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed. The Fund’s distribution policy is to make quarterly distributions to shareholders. The Fund intends to distribute as of the last business day of each quarter. The Fund intends to declare and pay distributions from its net investment income, however, the amount of distributions that the Fund may pay, if any, is uncertain. Shareholders should not assume that the source of a distribution from the Fund is net profit. All or a portion of a distribution may consist of a return of capital (i.e. from your original investment) and not a return of net profit. Historically, distributions have not included return of capital. The sources of distributions may vary periodically. Please refer to the Fund’s most recent Section 19(a) notice, if applicable, at www. griffincapital.com or the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) for the sources of distributions.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “non- diversified” under the Investment Company Act of 1940 since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

6

When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. There is a risk that debt issuers will not make payments, resulting in losses to the Fund. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Foreign investing involves special risks such as currency fluctuations and political uncertainty. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and pricing risk (i.e., derivatives may be difficult to value). Derivatives may also be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy). Investing in derivatives could substantially increase the impact of adverse price movements on the Fund’s portfolio. Derivatives are also subject to non-correlation risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. It may not be possible for the Fund to liquidate a derivative position at an advantageous time or price, which may result in significant losses. These investments give the Fund investment exposure that is greater than the investment amount. There is no guarantee that the Fund’s leverage strategy will be successful.

You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions could reduce returns.

The Fund is advised by Griffin Capital Credit Advisor, LLC (“GCCA”). GCCA is registered as an investment adviser with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GCCA is an indirect majority-owned subsidiary of Griffin Capital Company, LLC. The Fund is sub-advised by BCSF Advisors, LP (“BCSF”). BCSF is registered as an investment adviser with the SEC pursuant to the provisions of the Advisers Act. BCSF is an affiliate of Bain Capital Credit, LP. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

This material has been distributed for informational purposes only. The views and information discussed in this commentary are as of the date of publication, are subject to change without notification of any kind, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate, but not guaranteed, at the time of compilation. Griffin Capital Securities, LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

7

ENDNOTES

1.	Fund inception date is 4/3/17.
2.	Data source: Morningstar Direct. Performance data uses the Fund’s Class I share (NASDAQ: CRDIX) and reflects the reinvestment of dividends and other distributions. Due to financial statement adjustments, returns may differ. The S&P 500 is generally representative of the broad market and as such is used as a calculation benchmark for alpha and beta. Please see the glossary of terms on page 5 for descriptions of terms and indices.
3.	Data source: Griffin Capital Credit Advisor, LLC.
4.	Based on the Fund’s total exposure to portfolio companies including exposure to portfolio companies gained through the Fund’s use of total return swaps. Total return swaps effectively add leverage to the Fund’s portfolio by providing investment exposure to underlying reference assets without owning or taking physical custody of such assets. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. The Fund bears the risk of changes in value of the underlying reference assets. There is no guarantee that the Fund’s leverage strategy will be successful. Portfolio companies refers to the number of unique issuers the Fund has exposure to through its investments in individual securities and/or financial instruments. Holdings are subject to change without notice.
5.	Based on Moody’s 35 Industry Categories (“Moody’s 35”).
6.	Based on the Fund’s total market value exposure to debt securities including exposure to debt securities gained through the Fund’s use of total return swaps.
7.	Based on the Fund’s total market value exposure including exposure gained through the Fund’s use of total return swaps.
8.	Data as of 3/18/2020. Source: Bloomberg, LCD, an offering of S&P Global Market Intelligence, JP Morgan. Large Cap Equities is represented by the S&P 500. Small Cap Equities is represented by the Russell 2000 Index.
9.	Data as of 3/18/2020. Source: Bloomberg; LCD, an offering of S&P Global Market Intelligence, JP Morgan.
10.	Source: JP Morgan Credit Strategy Weekly Friday, March 13, 2020. Past performance is no indication of future results.
11.	Data as of March 18, 2020. Source: Credit Suisse.

18191 Von Karman Avenue
Suite 300
Irvine, CA 92612

949.270.9300
www.griffincapital.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency		

Griffin Capital Securities, LLC, Member FINRA/SIPC, is the exclusive wholesale marketing agent for Griffin Institutional Access Credit Fund. ALPS Distributors, Inc. (1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA.) is the distributor of Griffin Institutional Access Credit Fund. Griffin Capital and ALPS Distributors, Inc. are not affiliated.

© 2020 Griffin Institutional Access Credit Fund.
All rights reserved.

IU-CR381 (032320) | GCC000398 | Exp. 04.30.21

CF-IU69602W (0320)

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

March 27, 2020

Dear Griffin Institutional Access Credit Fund Shareholder,

Thank you for your investment. The purpose of this Notice is to announce the quarterly repurchase offer for the Griffin Institutional Access Credit Fund (the “Fund”). Quarterly repurchase offers provide shareholders with access to their assets and a degree of liquidity. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on March 27, 2020 and end on May 6, 2020. If you own shares through a Broker/Dealer or Adviser, please contact your financial professional.

Please also note that Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds.

If you wish to tender shares, your financial professional will provide you with specific instructions. If you are unable to contact your financial professional or own shares directly and wish to tender shares, you can alternatively complete the attached Repurchase Request Form.

All Repurchase Requests must be completed in proper form and received by the Fund’s Transfer Agent by 4:00 p.m., Eastern Time, on Wednesday, May 6, 2020, to be effective.

For details of the offer, please refer to the attached Repurchase Offer document or you may call us at 1-888-926-2688.

Sincerely,

Griffin Institutional Access Credit Fund

The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND

REPURCHASE OFFER

1. The Offer. Griffin Institutional Access Credit Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of the Fund’s issued and outstanding shares (Class A, Class C, Class F, Class I shares and Class L shares) at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund's current effective prospectus and statement of additional information.

2. Net Asset Value. The Fund’s NAV on March 20, 2020 of the Class A shares (CRDTX) was $20.15 per share, of the Class C shares (CGCCX) was $20.15 per share, of the Class F shares (CRDFX) was $20.16 per share, of the Class I shares (CRDIX) was $20.15 per share and of the Class L shares (CRDLX) was $20.15 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The Fund’s NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request Form. The current NAV may be obtained by calling 1-888-926-2688 and asking for the most recent price. The shares of the Fund are not traded on any organized market or securities exchange.

3. Repurchase Request Deadline. All Repurchase Requests must be received in proper form by 4:00 p.m., Eastern Time, on May 6, 2020.

4. Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on May 6, 2020 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Request Form.

5. Payment for Shares Repurchased. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6. Increase in Number of Shares Repurchased. If shareholders tender for repurchase more than five percent (5%) of the Fund’s outstanding shares (“Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of shares not to exceed two percent (2%) of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund will repurchase the shares on a pro rata basis which may result in the Fund not honoring the full amount of a required minimum distribution requested by a shareholder.

7. Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on May 6, 2020.

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

•	If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

•	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

•	For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund's NAV of each of the Fund’s Class A, Class C, Class F, Class I and Class L shares; and

•	For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9. Tax Consequences. You should review the tax information in the Fund's prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by you.

10. Contingent Deferred Sales Charges on Class C Shares. Class A, Class F, Class I and Class L shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder.

11. No Redemption Fee. No redemption fees will apply if you sell your shares pursuant to the Fund’s quarterly repurchase program. As stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.

12. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund's interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, Griffin Capital Credit Advisor, LLC (the “Adviser”), BCSF Advisors, LP (the “Sub-Adviser”), DST Systems, Inc. (the “Transfer Agent”), ALPS Distributors, Inc. (the “Distributor”), nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, the Sub-Adviser, nor the Distributor, is or will be obligated to ensure that your financial consultant, or any broker-dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund's current effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your financial consultant.

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, WEDNESDAY,

MAY 6, 2020

Regular Mail: Griffin Institutional Access Credit Fund c/o DST Systems, Inc. PO Box 219133 Kansas City, MO 64121-9133	Overnight Mail: Griffin Institutional Access Credit Fund c/o DST Systems, Inc. 430 W 7th Street Kansas City, MO 64105-1407

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to five percent (5%) of the outstanding shares of the Griffin Institutional Access Credit Fund (the “Fund”) and, that, if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis.

For Class C Shareholders Only: I understand that tendering Class C Shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds.

Name(s) of Registered Shareholders:

Account Number:

Daytime Telephone Number:

Shares Tendered (check only ONE option and fill in number or dollar amount as appropriate):

Class of Shares to be tendered:

Class A Shares (CRDTX): ____ Class C Shares (CGCCX): ____ Class F Shares (CRDFX): ____

Class I Shares (CRDIX): ____ Class L Shares (CRDLX): ____

(if tendering more than one share class, please submit a separate form for each share class)

Full Tender: Partial Tender: Dollar Amount:	Please tender all shares in my account. Please tender shares from my account. Please tender enough shares to net $ .

PLEASE NOTE:

1.	A TENDER REQUEST THAT DOES NOT SPECIFY A FULL TENDER, A NUMBER OF SHARES TENDERED, OR A DOLLAR AMOUNT TENDERED, WILL BE REJECTED.
2.	Alterations to this form are prohibited and the request will be rejected.
3.	To prevent backup withholding please ensure that a completed and signed application form or a Form W-9 (or Form W-8 for Non-U.S. shareholders) has been previously submitted.

Payment and Delivery Instructions:

Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholder(s) and mailed to the address of record.

Alternative mailing instructions:

Signature Guarantee:

ALL signatures MUST be guaranteed by an employee of a member firm of a regional or national securities exchange or of the Financial Industry Regulatory Authority, Inc., by an employee of a commercial bank or trust company having an office, branch or agency in the United States or any other "eligible guarantor institution" as that term is defined in Rule 17Ad-15(a)(2) of the Securities Exchange Act of 1934, as amended.

Signature Guaranteed By:

Medallion Signature Guarantee may be required if (i) repurchase offers are greater than or equal to $100,000; (ii) proceeds of the repurchase are to be made payable via check to someone other than the registered account’s owner(s); or (iii) proceeds are to be made payable as the account is registered but mailed to an address other than the address of record on the account. Please contact the Fund at 1-888-926-2688 to determine if a Medallion Signature Guarantee is necessary for your repurchase.

Account Owner Signature:
Date:
Joint Account Owner
Signature (if applicable):
Date:

GRIFFIN INSTITUTIONAL ACCESS® CREDIT FUND	SPRING 2020

Investor Update

Class I Shares (NASDAQ: CRDIX)
Through 2/29/20
Since Inception Performance[1,2]
Cumulative Return	15.52%
Annualized Return	5.07%
Portfolio Diversification[3]
444 Portfolio Companies[4]
35 Different Industries[4,5]
75% Floating Rate Securities[6]
72% Invested in Senior Secured Credit[7]

Randy I. Anderson,

Ph.D., CRE

President

Griffin Capital Asset

Management Company

Founding Partner

Griffin Institutional Access

Credit Fund

March 27, 2020

Dear Fellow Shareholders,

We are pleased to present the Spring 2020 Investor Update for Griffin Institutional Access® Credit Fund (the “Fund”). We greatly appreciate the support of our shareholders and will remain true to our stated investment objective of generating a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets.

The Fund’s sub-adviser—BCSF Advisors, LP, an affiliate of Bain Capital Credit, LP—has continued to construct a well-diversified alternative credit portfolio. The portfolio composition is ultimately determined through both fundamental quantitative and qualitative analysis to determine what we believe is the optimal mix of securities across global markets with the potential to deliver the best risk-adjusted returns for investors.

From the Fund’s inception on April 3, 2017 through February 29, 2020, the Fund’s Class I shares (NASDAQ: CRDIX) generated a(n):

•  Total cumulative return of 15.52% and a 5.07% annualized return2

•  Sharpe Ratio of 1.072

•  Standard Deviation of 3.07%2

•  Alpha of 1.71%2

•  Beta of 0.172

As the world continues to monitor the COVID-19 (coronavirus) pandemic and the associated risks and disruptions, we assure you that our portfolio management team is functioning at a high level and we remain focused on the markets. Although it is impossible to fully understand the long-term implications of the coronavirus, and the associated economic uncertainty and volatility, this is not the first time we have experienced market downturns and we remain focused on managing risk and uncovering investment opportunities.

Past performance is no guarantee of future results. All metrics are based on Class I shares. The Fund offers five share classes: CRDTX – Class A, CGCCX – Class C, CRDFX - Class F, CRDIX – Class I, and CRDLX – Class L. Class F shares are offered only pursuant to the Fund’s dividend reinvestment policy. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at www.griffincapital.com.

FUND PERFORMANCE SINCE INCEPTION

(4/3/17 TO 2/29/20)2

Growth of a Hypothetical $10,000

Investment Since Fund Inception

Time Period 4/3/17 to 2/29/20

PERFORMANCE2

As of February 29, 2020

Class I Share - CRDIX
1 Year	5.19%
Annualized Return Since Inception (4/3/17)	5.07%
Cumulative Return Since Inception (4/3/17)	15.52%

Past performance is not a guarantee of future results. All metrics are based on Class I shares. The Fund offers five share classes: CRDTX – Class A, CGCCX – Class C, CRDFX - Class F, CRDIX – Class I, and CRDLX – Class L. Class F shares are offered only pursuant to the Fund’s dividend reinvestment policy. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at www.griffincapital.com. From the Fund’s inception on 4/3/17 to 2/29/20, the S&P/LSTA Leveraged Loan Index had an annualized return of 3.79% and the Bloomberg Barclays U.S. Aggregate Bond Index had an annualized return of 5.18%. As of 2/29/20, the S&P/LSTA Leveraged Loan Index had a one year return of 3.48% and the Bloomberg Barclays U.S. Aggregate Bond Index had a one year return of 11.68%. You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance, nor does it represent actual performance of the Fund’s Adviser or Sub-Adviser.

2

Market Backdrop8

The COVID-19 pandemic is driving volatility in markets and economies across the world. Uncertainty regarding the potential duration and magnitude of the coronavirus’ impact, has led to a rapid reset in growth expectations over the next two quarters and beyond. Global equity markets have been extremely volatile, including multiple instances of “circuit breaker” triggers halting trading. U.S. large-cap equities are down over 25% year-to-date while small caps have traded 40% lower to start the year. Though not nearly as volatile as stocks, credit is also exhibiting unprecedented price movements. High-yield bonds and loans are down -16.2% and -14.8%, respectively, this year, while collateralized loan obligation (CLO) assets are testing multi-year lows.9

At the industry level, there are several sectors that are at the epicenter of the sell-off, notably commodity-related companies, transportation businesses, leisure companies, and retailers. Selling pressure has also spread to sectors outside of this cohort as the reality of significant disruptions in day-to-day business operations generally leaves very few companies unscathed. As the volatility extends, we are seeing evidence of sellers in need of liquidity selling what they can, not what they want.

When thinking about the current market environment and how it will affect the Fund, we believe it is appropriate to frame the discussion in three parts:

1.	How the Fund was positioned heading into the sell-off.
2.	What the portfolio management team is doing to reposition the portfolio to prepare for a wide range of potential outcomes.
3.	Go-forward expectations for the Fund and credit as a whole.

Fund Positioning Heading into 2020

Coming into 2020, it would have been difficult to predict that a global pandemic or a conflict amongst major oil producers would throw the global markets and economies into a tailspin. That said, we spoke at length in many forums about the extended length of the current cycle and the fragility we saw within broader markets. As a result, the Fund has been positioned for higher levels of volatility for quite some time. Within the portfolio we emphasized liquidity, seniority, and diversification over the last several quarters. Specifically, we owned close to 400 portfolio companies in the portfolio with approximately 62% of the Fund in senior secured first-lien debt as of December 31, 2019.7 In addition, the portfolio has been overweight defensive industries, such as Aerospace & Defense and High-Tech Industries5, and underweight economically sensitive sectors such as energy, travel (including airlines), and consumer cyclicals. Fortunately, these industry and asset allocation decisions have largely served us well in recent days, both from performance and trading perspectives.

How Are We Reacting?

We are not calling the bottom, nor are we buying just because assets appear cheap. Instead, our team is working tirelessly to understand the potential COVID-19 impact on markets, economies, and companies around the world. Specifically, we have been re-underwriting our entire portfolio with new downside cases to reflect the sharp expected decline in economic activity. This has given us insight into which companies are at the most risk of default in today’s environment and which companies we believe should survive most downside scenarios. We believe these insights are invaluable in markets when selling is indiscriminate and securities prices of good and bad companies trade on top of one another. In the Fund, we are focused on generating liquidity by selling assets we believe may still have additional downside in favor of high-quality names that have sold off well beyond what we view as a reasonable price. We continue to monitor the structured credit market, which is beginning to present some attractive buying opportunities, particularly in senior portions of the capital structure. Importantly, we remain patient. Preservation of shareholder capital is of utmost importance. We are taking a methodical approach to buying and selling and only acting when we believe the risk/reward tradeoff is strongly in our favor. With this approach and the efforts of our deep team of industry experts, we feel we will be in a position of strength when greater clarity of the situation emerges.

3

What Does It Mean for the Fund and Credit?

In times like these, we are reminded of the benefits of diversification. During periods of stress, we often see rapidly changing valuations, which generally leads to shifts in relative value between sectors and liquidity profiles. With the variety of credit instruments within our “tool-kit,” we can take advantage of these pricing dynamics. Strategies with a single-asset focus or portfolios concentrated in illiquid sectors are typically unable to do this. For example, we have intentionally been underweight private credit in the Fund. While private credit can help damper volatility during stressful times, rotating out of private credit assets and purchasing deeply discounted liquid credits is usually difficult or impossible to do. Due to this illiquidity, yields in the syndicated market tend to widen more quickly than in the middle market. Eventually, we believe private credit markets will adjust to the new pricing environment, and we will be prepared to take advantage and lend to companies on attractive terms. The value of the interval fund structure is particularly evident in today’s markets. While mutual funds are having to raise cash to meet daily redemptions, we can be providers of liquidity.

Looking ahead, we are beginning to see opportunities in credit that we have not seen in quite some time. High-yield bond spreads have now surpassed levels seen during the energy crisis in 2015/2016 and are more than halfway toward the levels experienced during the Great Financial Crisis (GFC). When looking at historical performance following periods when high-yield spreads surpassed 800 basis points (bps), the results are powerful – high yield has generated positive returns over subsequent 12 month periods in all but one instance. We can look at the most recent example from January 2016 – investors had opportunities to earn outsized total returns over the following 12 and 24 month periods had they bought high-yield bonds when spreads crossed 800 bps.10 We should point out that high-yield spreads are well wide of 800 bps today and have surpassed 1000 bps for the first time since May 2009.11 This is not to say spreads may not move wider from here, but we believe there is significant value to be had in credit today, particularly for patient capital.

We will continue to monitor the growth and severity of the coronavirus as well as changes in macroeconomic conditions. While we are certainly living through an unprecedented time, both Griffin Capital and Bain Capital Credit experienced the dot-com era, 9/11, and the GFC, and as such we are not strangers to volatility. We believe there will be attractive return opportunities as a result of this period of stress, for which we believe the Fund is well positioned. We remain vigilant in preserving shareholder capital. Thank you for your continued confidence in our active management of the Fund in these volatile market conditions.

Sincerely,

Randy I. Anderson, Ph.D., CRE

President, Griffin Capital Asset Management Company, LLC

Founding Partner, Griffin Institutional Access Credit Fund

Griffin Institutional Access Credit Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets.

The Fund is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop.

4

GLOSSARY

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile. The S&P 500 is used as the benchmark for alpha in this investor update.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point: One basis point is equal to 1/100th of a 1%, or 0.01%.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index. The S&P 500 is used as the benchmark for beta in this investor update.

Bloomberg Barclays US Aggregate Bond Index: Measures the performance of the US investment grade bond market.

Bond: A debt instrument, also considered a loan, that an investor makes to a corporation, government, federal agency or other organization (known as an issuer) in which the issuer typically agrees to pay the owner the amount of the face value of the bond on a future date, and to pay interest at a specified rate at regular intervals.

Collateralized Loan Obligation (CLO): A security backed by a pool of commercial or personal loans, structured so there are several classes of bondholders with varying maturities, called tranches.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities have moved in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

High-Yield Bond: A bond issued by an issuer that is considered a credit risk by a Nationally Recognized Statistical Rating Organization, as indicated by a low bond rating (e.g., “Ba” or lower by Moody’s Investors Services, or “BB” or below by Standard & Poor’s Corporation). Because of this risk, a high-yield bond generally pays a higher return (yield) than a bond with an issuer that carries lower default risk. Also known as a “junk” bond.

ICE Bank of America Merrill Lynch US High Yield Index: Tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

Russell 2000 Index: Measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

S&P/LSTA Leveraged Loan Index (LSTA): A daily total return index that uses mark-to-market pricing to calculate market value change. It tracks, on a real-time basis, the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the LSTA represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk-free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average 3 month U.S. Treasury T-bill auction was used as the risk free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

5

IMPORTANT DISCLOSURES

This is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Griffin Institutional Access Credit Fund (the “Fund”). This and other important information about the Fund is contained in the prospectus, which can be obtained by contacting your financial advisor or visiting www.griffincapital.com. Please read the prospectus carefully before investing.

All Morningstar calculations and metrics are based on monthly data. Performance reflects management fees and other expenses. Performance uses the Class I share (NASDAQ: CRDIX) of Griffin Institutional Access Credit Fund. Investors of the Class I share do not pay a front-end sales charge/load. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, and performance for each share class are different.

Past performance is not a guarantee of future results. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.griffincapital.com or by calling 888.926.2688.

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions.

The Fund’s inception date was April 3, 2017. Per the Fund’s prospectus dated November 15, 2019, the total annual expense ratio (after fee waiver and reimbursement) is 2.36% for Class I shares. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. The Adviser and Fund have entered into an expense limitation agreement until at least November 15, 2020 under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent that they exceed 2.35% for Class I shares, subject to possible recoupment from the Fund in future years. Separate of the expense limitation agreement, commencing on August 26, 2019, the Adviser voluntarily absorbs Fund expenses in excess of 1.25% and will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. Prior to August 26, 2019 and since the commencement of the operations of the Fund, the Adviser has borne all of the operating expenses of the Fund and waived its entire management fee. Without the waiver the expenses would have been higher. Fund returns would have been lower had expenses, such as management fees, not been waived during the period. The Fund return does not reflect the deduction of all fees, including third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of voluntary expense support provided by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors. Fund distributions would have been lower had expenses, such as management fees, not been waived during the period and the Adviser is under no obligation to continue its voluntary expense support for any specified period of time. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed. The Fund’s distribution policy is to make quarterly distributions to shareholders. The Fund intends to distribute as of the last business day of each quarter. The Fund intends to declare and pay distributions from its net investment income, however, the amount of distributions that the Fund may pay, if any, is uncertain. Shareholders should not assume that the source of a distribution from the Fund is net profit. All or a portion of a distribution may consist of a return of capital (i.e. from your original investment) and not a return of net profit. Historically, distributions have not included return of capital. The sources of distributions may vary periodically. Please refer to the Fund’s most recent Section 19(a) notice, if applicable, at www. griffincapital.com or the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) for the sources of distributions.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “non- diversified” under the Investment Company Act of 1940 since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

6

When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. There is a risk that debt issuers will not make payments, resulting in losses to the Fund. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Foreign investing involves special risks such as currency fluctuations and political uncertainty. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and pricing risk (i.e., derivatives may be difficult to value). Derivatives may also be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy). Investing in derivatives could substantially increase the impact of adverse price movements on the Fund’s portfolio. Derivatives are also subject to non-correlation risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. It may not be possible for the Fund to liquidate a derivative position at an advantageous time or price, which may result in significant losses. These investments give the Fund investment exposure that is greater than the investment amount. There is no guarantee that the Fund’s leverage strategy will be successful.

You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions could reduce returns.

The Fund is advised by Griffin Capital Credit Advisor, LLC (“GCCA”). GCCA is registered as an investment adviser with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GCCA is an indirect majority-owned subsidiary of Griffin Capital Company, LLC. The Fund is sub-advised by BCSF Advisors, LP (“BCSF”). BCSF is registered as an investment adviser with the SEC pursuant to the provisions of the Advisers Act. BCSF is an affiliate of Bain Capital Credit, LP. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

This material has been distributed for informational purposes only. The views and information discussed in this commentary are as of the date of publication, are subject to change without notification of any kind, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate, but not guaranteed, at the time of compilation. Griffin Capital Securities, LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

7

ENDNOTES

1.	Fund inception date is 4/3/17.
2.	Data source: Morningstar Direct. Performance data uses the Fund’s Class I share (NASDAQ: CRDIX) and reflects the reinvestment of dividends and other distributions. Due to financial statement adjustments, returns may differ. The S&P 500 is generally representative of the broad market and as such is used as a calculation benchmark for alpha and beta. Please see the glossary of terms on page 5 for descriptions of terms and indices.
3.	Data source: Griffin Capital Credit Advisor, LLC.
4.	Based on the Fund’s total exposure to portfolio companies including exposure to portfolio companies gained through the Fund’s use of total return swaps. Total return swaps effectively add leverage to the Fund’s portfolio by providing investment exposure to underlying reference assets without owning or taking physical custody of such assets. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. The Fund bears the risk of changes in value of the underlying reference assets. There is no guarantee that the Fund’s leverage strategy will be successful. Portfolio companies refers to the number of unique issuers the Fund has exposure to through its investments in individual securities and/or financial instruments. Holdings are subject to change without notice.
5.	Based on Moody’s 35 Industry Categories (“Moody’s 35”).
6.	Based on the Fund’s total market value exposure to debt securities including exposure to debt securities gained through the Fund’s use of total return swaps.
7.	Based on the Fund’s total market value exposure including exposure gained through the Fund’s use of total return swaps.
8.	Data as of 3/18/2020. Source: Bloomberg, LCD, an offering of S&P Global Market Intelligence, JP Morgan. Large Cap Equities is represented by the S&P 500. Small Cap Equities is represented by the Russell 2000 Index.
9.	Data as of 3/18/2020. Source: Bloomberg; LCD, an offering of S&P Global Market Intelligence, JP Morgan.
10.	Source: JP Morgan Credit Strategy Weekly Friday, March 13, 2020. Past performance is no indication of future results.
11.	Data as of March 18, 2020. Source: Credit Suisse.

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

If you own shares through a Broker/Dealer or Adviser and wish to sell your shares, please contact your financial professional.

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

March 27, 2020

Dear Griffin Institutional Access Credit Fund Shareholder,

Thank you for your investment. The purpose of this Notice is to announce the quarterly repurchase offer for the Griffin Institutional Access Credit Fund (the “Fund”). Quarterly repurchase offers provide shareholders with access to their assets and a degree of liquidity. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on March 27, 2020 and end on May 6, 2020. If you own shares through a Broker/Dealer or Adviser, please contact your financial professional.

Please also note that Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds.

If you wish to tender shares, your financial professional will provide you with specific instructions.

All Repurchase Requests must be completed in proper form and received by the Fund’s Transfer Agent by 4:00 p.m., Eastern Time, on Wednesday, May 6, 2020, to be effective.

For details of the offer, please refer to the attached Repurchase Offer document or you may call us at 1-888-926-2688.

Sincerely,

Griffin Institutional Access Credit Fund

The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND

REPURCHASE OFFER

1. The Offer. Griffin Institutional Access Credit Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of the Fund’s issued and outstanding shares (Class A, Class C, Class F, Class I and Class L shares) at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund's current effective prospectus and statement of additional information.

2. Net Asset Value. The Fund’s NAV on March 20, 2020, of the Class A shares (CRDTX) was $20.15 per share, of the Class C shares (CGCCX) was $20.15 per share, of the Class F shares (CRDFX) was $20.16 per share, of the Class I shares (CRDIX) was $20.15 per share and of the Class L shares (CRDLX) was $20.15 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The Fund’s NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request Form. The current NAV may be obtained by calling 1-888-926-2688 and asking for the most recent price. The shares of the Fund are not traded on any organized market or securities exchange.

3. Repurchase Request Deadline. All Repurchase Requests must be received in proper form by 4:00 p.m., Eastern Time, on May 6, 2020.

4. Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on May 6, 2020 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Request Form.

5. Payment for Shares Repurchased. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6. Increase in Number of Shares Repurchased. If shareholders tender for repurchase more than five percent (5%) of the Fund’s outstanding shares (“Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of shares not to exceed two percent (2%) of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund will repurchase the shares on a pro rata basis which may result in the Fund not honoring the full amount of a required minimum distribution requested by a shareholder.

7. Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on May 6, 2020.

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

•	If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

•	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

•	For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund's NAV of each of the Fund’s Class A, Class C, Class F, Class I and Class L shares; and

•	For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9. Tax Consequences. You should review the tax information in the Fund's prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by you.

10. Contingent Deferred Sales Charges on Class C Shares. Class A, Class F, Class I and Class L shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder.

11. No Redemption Fee. No redemption fees will apply if you sell your shares pursuant to the Fund’s quarterly repurchase program. As stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.

12. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund's interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, Griffin Capital Credit Advisor, LLC (the “Adviser”), BCSF Advisors, LP (the “Sub-Adviser”), DST Systems, Inc. (the “Transfer Agent”), ALPS Distributors, Inc. (the “Distributor”), nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, the Sub-Adviser, nor the Distributor is or will be obligated to ensure that your financial consultant, or any broker-dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund's current effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your financial professional.